EXHIBIT 10.1

LEASE ASSIGNMENT AGREEMENT

1. PARTIES

That the undersigned, pursuant to the terms of this Lease Assignment Agreement (“Agreement”), by and between West Bakken Energy Holdings, Ltd., a company incorporated pursuant to the laws of the Marshall Islands, with an office at 1st and 2nd floors, Strandgaten 209, Bergen, Norway, 5004 ("Seller") and Black Stallion Oil and Gas, Inc., a company incorporated pursuant to the laws of Delaware, with an office at 5847 San Felipe Plaza, Suite #1720, Houston, Texas, 77057 ("Buyer") (together as the "Parties"). The Seller agrees to sell, assign, and convey unto Buyer all of Seller’s right, title, claims, and interest in the property described in paragraph 2.

WHEREAS:

(A) Hillcrest Resources Ltd. is the owner of a one hundred percent (100%) undivided working interest in certain oil and gas interests and properties arising from the oil and gas leases (the “Leases”) set out in Exhibit “A” attached hereto, which together comprise a parcel of 12,233.93 acres in Montana, United States (the “Property”);

(B) Each Lease encompasses and represents Hillcrest Resources Ltd.’s right, title and interest in the portion of the Property subject to the Lease;

(C) Hillcrest Resources Ltd. and West Bakken executed a Purchase and Sale Agreement dated August 12, 2013 which set out the terms and conditions of a transaction whereby Hillcrest Resources Ltd. would grant West Bakken the right to earn an undivided fifty percent (50%) interest (the “Working Interest”) in Hillcrest’s working interest in the Property (for a net fifty percent (50%) working interest in the Property to West Bakken) on terms to be set out in a binding definitive agreement; and

(D) West Bakken and Black Stallion Oil and Gas, Inc. have entered into a Lease Assignment Agreement dated February 23, 2014 which set out the terms and conditions of a transaction whereby Seller would grant Buyer the right to earn an undivided one-hundred percent (100%) interest in Seller’s interest in the Property (for a net fifty percent (50%) working interest in the Property to Buyer) on terms set out in the Agreement.

NOW THEREFORE, in consideration of the mutual promises covenants contained herein, the parties hereby agree as follows:

2. LANDS

The "Lands" shall mean all oil, gas, hydrocarbons, and other minerals of whatever kind or nature in, on, and under that may be produced, saved, marketed, or extracted from the tract of real property as outlined in Exhibit “A” attached hereto, including any and all other recorded pools, unitizations, conveyances, and leases within said unit(s) and lands in Teton County, Montana. Seller also assigns by this Agreement the rights of ingress, egress, and possession at all times to mine, drill, and explore the Lands for oil, gas, and other minerals, and to produce, store, dehydrate, compress, treat, process, transport, market and remove them from the Lands, and to exercise all other rights lawfully belonging to the oil, gas and mineral estate.

3. OFFER AND PRICE

(A) Seller agrees to sell to Buyer one-hundred percent (100%) of Seller’s right, title, claims, and interest in the Lands, which totals 12,233.93 net mineral acres and/or royalties.

(B) Providing the terms and conditions of this agreement, Buyer agrees to pay Seller the sum of 1,100,000 shares of its common stock ("Offer Price") to purchase Seller’s entire mineral/royalty interest in the Lands identified above.

(C) As of the date of this Agreement, Seller has paid US $550,000 to Hillcrest Resources Ltd. as outlined in Exhibit “C” attached hereto, and agrees to accept one (1) share of Buyer’s common stock for each US $0.50 paid.

(D) Buyer assumes all benefits and liabilities accrued to West Bakken, as per the Sale and Purchase Agreement dated August 12, 2013 between Hillcrest Resources Ltd., and West Bakken as outlined in Exhibit “C” attached hereto.

4. MUTUAL REPRESENTATIONS

Each Party represents and warrants to the other Party that:

(A) it is a legal entity duly incorporated and validly existing under the laws of its jurisdiction of organization and has power to carry on its business and to own its property and assets;

(B) it is not insolvent under the laws of the place of its establishment or incorporation and is able to pay its debts as they fall due;

(C) it has all requisite power and authority required to enter into this Agreement and each other document or instrument delivered in connection herewith and has all requisite power and authority to perform fully each and every one of its obligations hereunder;

(D) it has taken all internal actions necessary to authorize it to enter into this Agreement and its representative whose signature is affixed hereto is fully authorized to sign this Agreement and to bind such Party thereby;

(E) neither the entering into this Agreement nor the performance of the obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of its constituent documents, articles or by-laws, or any law, regulation, rule, authorization or approval of any governmental authority, or of any contract or agreement, to which it is a party or is subject; and

(F) this Agreement and each other agreement, document or instrument delivered in connection herewith, when executed and delivered, will constitute, valid and legally binding obligations of each Party, enforceable in accordance with their respective terms.

(G) Seller represents that it owns rights to acquire good and marketable title to fifty percent (50%) of the Lands, and has not heretofore conveyed the minerals and/or royalties to any other person, company, or party on or before the date of this Agreement.

5. COOPERATION

Seller shall provide any and all of its non-public or proprietary documents or information reasonably requested by Buyer for the purpose of evaluating the historical or projected revenue from the production of hydrocarbons from the Lands, which documents and information specifically include, but not limited to, Seller’s revenue statements, royalty check stubs, division orders, leases, (whether one or more) and any all amendments thereto. If the description of the Lands proves to be incorrect in any respect or does not include these adjacent or contiguous lands, Seller shall without additional consideration, execute, acknowledge, and deliver the Buyer its successors and assigns, such instruments as are useful or necessary to correct a description and evidence such correction in the appropriate amendments.

6. TITLE

Buyer may conduct an investigation into Seller’s right to acquire title to the Lands, and Buyer may object in writing to defects, exceptions or encumbrances to Seller’s title. Provided Seller is not obligated to incur any expense, Seller shall cure any of Buyer’s right to title objections within thirty (30) days after receiving written notice, and the date of closing ("Closing Date") will extend as necessary without any additional consideration from Buyer. If Seller fails or is unable to cure any right to acquire title objections within the notice period, then Buyer at its right may terminate this Agreement at any time.

7. CONFIDENTIALITY

Buyer will hold in confidence and not disclose, except to its related corporate entities, investors, partners, advisors and/or contractors retained for the purpose of performing its evaluation of investigation under this Agreement, any of Seller’s proprietary information and documents on the Lands.

8. REVENUE TRANSFER

Buyer shall be entitled to receive 100% of Seller’s revenue from the production of hydrocarbons to the Lands once all payments inherent in the Agreement have been completed. Seller shall have acknowledged and execute any and all documents (including a Mineral and Royalty Deed) requested by the Buyer for the purpose of facilitating the transfer of the right to receive such revenue. After closing, for so long as Seller may receive revenue based on Seller’s prior ownership interest in the Lands, Seller shall have an obligation to and transfer to Buyer all of the revenue received from the production of hydrocarbons on the Lands after the Effective Date. Buyer shall have the right, at any time, to disclose the existence of this Agreement to an oil and gas operator and/or lessee of the Lands.

9. PARTY’S AGREEMENT TO MEDIATION AND/ OR ARBITRATION

IN THE EVENT OF ANY DISPUTE (AS DEFINED HEREINBELOW) ARISING OUT OF OR RELATING TO SELLERS EXECUTION AND DELIVERY OF THIS AGREEMENT, OR THE BREACH THEREOF, THE PARTIES FIRST AGREE TO PARTICIPATE IN AT LEAST FOUR (4) HOURS OF MEDIATION IN ACCORDANCE WITH THE COMMERCIAL MEDIATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION, BEFORE HAVING RECOURSE TO ARBITRATION. If the mediation procedure provided for here in does not resolve any such dispute, the parties agree that all disputes between the parties shall be resolved by binding arbitration administered by the American Arbitration Association in accordance with its commercial arbitration rules and pursuant to the Federal Arbitration Act, 9 U.S.C. Sections 1 16 (and all amendments thereto, if any). Judgment upon the award rendered by the arbitrator may be entered in any Court having Jurisdiction. The term “dispute” shall include, but is not limited to, all claims, demands and causes of action of any nature, whether in contract or in tort, at law or in equity, or arising under or by virtue of any statute or past, present, and future personal injuries, contract damages, intentional and/or malicious conduct, actual and/or constructive fraud, statutory and/or common law fraud, class action suit, misrepresentations of any kind and/or character, libel, slander, damages and/or remedies of any kind and/or character, including without limitation, all actual damages, exemplary and punitive damages, all attorneys fees, all penalties of any kind, pre-judgment interests and costs of court by virtue of the matters alleged and/or matters arising between the parties. The award of the arbitrator issued pursuant hereto shall be final, binding, and non-appealable.

10. WAIVER OF EXEMPLARY AND PUNITIVE DAMAGES

The Parties hereby waive any rights to punitive or exemplary damages which each might be able to claim against the other and the Arbitrator(s) will not have the authority to award exemplary or punitive damages to either of the Parties in connection with any dispute between the parties and decided by the Arbitrator(s).

11. CHOICE OF VENUE AND LAWS

This Agreement and the respective rights and obligations of the Parties created by it, will be subject to all applicable Regulations, and in the event that any of the provisions contained in this Agreement or the operations contemplated under it are found to be inconsistent with or contrary to any such Regulation, the Regulations will be deemed to control and this Agreement will be regarded as modified accordingly and as so modified will continue in full force and effect.

This Agreement shall be deemed to have been made and shall be enforceable only in Teton County, Montana. This Agreement and all of the transactions required by this Agreement shall be construed in accordance with the laws of the State of Nevada.

12. EXCLUSIVITY AND NONDISCLOSURE

Prior to the Closing Date or termination of this Agreement, Seller shall not offer the Lands for sale to any person or entity, or accept or negotiate any offer to purchase by any person, entity, or other party. Further, Seller shall not disclose the existence of or terms of this Agreement to any third party (except to Sellers tax or financial advisors) without Buyer’s express, written consent.

13. NO CHANGE IN PROPERTY

Prior to the Closing Date, Seller shall not terminate, modify, or amend any existing oil and gas lease covering the Lands, execute and new lease or amendments thereof, or otherwise encumber the Lands. Seller represents and warrants that all existing leases and agreements covering the Lands shall remain in full force and effect.

14. CLOSING

Unless otherwise extended pursuant to this Agreement, the Closing Date shall be no later than thirty (30) days from the Agreement date. At closing, Buyer shall pay the Purchase Price to Seller but not before Buyer has received a properly executed Mineral and Royalty Deed, conveying title to Buyer. Seller warrants that such instrument conveying title to the Lands shall be free and clear of all liens, encumbrances, in accordance with the terms of this Agreement.

15. COSTS

Buyer shall pay all costs for the title investigation, preparation of deeds, and recording fees. Seller shall pay all costs associated with releasing Seller’s existing liens, if any, secured by the Lands. Seller agrees to pay and discharge all ad valorem taxes on the Lands for the current year.

16. NOTICES

All notices from one party to the other must be in writing and are effective when received by electronic mailing, hand-delivered, or sent by facsimile to the contact information presented by the Parties.

This Agreement may be executed in separate counterparts and all of the executed counterparts (including facsimile copies thereof) will together constitute one instrument and have the same force and effect as if all executed counterparts were of the same instrument.

17. MERGER

This Agreement constitutes the entire agreement the Parties. Any and all prior offers from Buyer to purchase the Lands are withdrawn and all prior understandings and agreements between the Parties are merged into this Agreement. This instrument may be executed in multiple counterparts, each of which will constitute an original, and the parties may detach the signature page from any counterpart or execute additional signature pages for the purposes of attaching same to any other counterpart and of providing each party with original signature pages for such party's counterpart.

18. SEVERANCE

In the event that any provision of this Agreement shall be determined to be unenforceable, that provision will be eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

19. SUPERSEDES PRIOR AGREEMENTS

All the agreements, arrangements and understandings between the Parties hereto which are the subject matter of this Agreement are embodied in this Agreement and this document will supersede all prior agreements, arrangements and understandings and any modification or amendment hereof will not be valid or binding on the Parties unless made in writing and duly signed by or on behalf of that Party.

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and replaces all previous understandings and agreements, whether written or oral, between the parties with respect to the subject matter hereof.

20. FURTHER ASSURANCES

Each of the Parties will from time to time and at all times do such further acts and execute and deliver all such further deeds and documents as will be reasonably required in order to fully perform and carry out the terms of this Agreement.

21. ENUREMENT

Subject to the terms of this Agreement, this Agreement will be binding upon and enure to the benefit of the parties and their respective successors and permitted assigns.

22. TIME

Time will be of the essence in this Agreement.

23. NO PARTNERSHIP

This Agreement will not be construed for any purpose to give rise to a partnership, association or any other relationship in which the Parties hereto may be liable for the acts or omissions of the other Party hereto nor to constitute a Party, the agent or legal representative of the other Party and each Party will be individually and severely responsible only for its obligations as set out in this Agreement.

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BY EXECUTING AND DELIVERING THIS INSTRUMENT YOU ARE AGREEING TO SELL THE ABOVE SPECIFIED ROYALTY, OVERRIDING ROYALTY AND MINERAL INTEREST IN THE LANDS DESCRIBED ABOVE.

This Agreement is signed by Seller and Buyer as of the date of the acknowledgments below, but is effective for all purposes as of the Effective Date.

BUYER

By:	George Drazenovic

Name:	/s/ George Drazenovic
Title:	CEO and Director, Black Stallion Oil and Gas, Inc.

SELLER

By:	Ian Dawson

Name:	/s/ Ian Dawson
Title:	Director, West Bakken Energy Holdings Corp.

EXHIBIT “A”

PROPERTY

This is Exhibit “A” to the Agreement for Purchase and Sale dated August 12, 2013 between Hillcrest Resources Ltd. and West Bakken Energy Holdings Ltd.
______________________________________________________________________________

The following documents (the “Leases”) constitute the Property:

Leases

Lease	Town/ Range	Sec.	Legal Description	Acres	Min.%	Net Acres
Oil and Gas Lease dated effective November 4, 2011 between Sandra H. Strauss, as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 229 of the Clerk and Recorder’s Office of Teton County, Montana
	24N/3W	14 24	S1/2NE1/4, E1/2SW1/4, SE1/4 NW1/4	320.00 160.00 480.00	100% 100%	320.00 160.00 480.00
Oil and Gas Lease dated effective October 5, 2011 between Raymond L. Anderson and Arlene M. Anerson, as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 231 of the Clerk and Recorder’s Office of Teton County, Montana
	25N/3W	13 23	SE1/4 N1/2NE1/4,SW1/4NE1/4	160.00 120.00 280.00	50% 50%	80.00 60.00 140.00
Oil and Gas Lease dated effective September 23, 2011 between Coreys’ Inc., as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 233 of the Clerk and Recorder’s Office of Teton County, Montana
25N/3W 25N/2W	13 18	E1/2W1/2SW1/4, W1/2E1/2SW1/4 Lots2, 3, SE1/4NW1/4, NE1/4SW1/4, N1/2SE1/4	80.00 253.52 333.52	100% 100%	80.00 253.52 333.52

Lease	Town/ Range	Sec.	Legal Description	Acres	Min.%	Net Acres
Oil and Gas Lease dated effective September 23, 2011 between Corey Ranch Co., as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 235 of the Clerk and Recorder’s Office of Teton County, Montana
	25N/3W 25N/2W	24 26 27 17 18 19 30	E1/2E1/2 N1/2NE1/4,NW1/4 S1/2N1/2 NW/14 NE/14 Lots 1, 3, N1/2NE1/4, NE1/4NW1/4, SE1/4 Lots 2, 3, W1/2NE1/4, SE1/4NE1/4, E1/2NW1/4, NE1/4SW1/4	160.00 240.00 160.00 160.00 160.00 452.09 328.58 1660.67	100% 100% 100% 100% 100% 100% 100%	160.00 240.00 160.00 160.00 160.00 452.09 328.58 1660.67
Oil and Gas Lease dated effective September 23, 2011 between Golden West Farm, Inc.., as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 237 of the Clerk and Recorder’s Office of Teton County, Montana
	24N/1W 24N/2W	7 3 10 11 13 14	SE1/4 SE/14 E1/2 W1/2, SE1/4 NW1/4 E1/2, Less and Except: All of that part of the NE1/4, more particularly described in that certain Warranty Deed recorded in book 111 of deeds at page 655	160.00 160.00 320.00 480.00 160.00 299.89 1579.89	100% 100% 100% 100% 100% 100%	160.00 160.00 320.00 480.00 160.00 299.89 1579.89
Oil and Gas Lease dated effective October 12, 2011 between Marilyn J. Slezak and John R. Slezak, Trustees of the Marilyn J. Slezak Living Trust, as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 239 of the Clerk and Recorder’s Office of Teton County, Montana
	25N/3W	11 13 14 23	SE1/4 NW1/4 SE1/4 NE1/4,SE1/4 N1/2NE1/4, SW1/4NE1/2	160.00 160.00 160.00 320.00 120.00 920.00	100% 100% 50% 100% 50%	160.00 160.00 80.00 320.00 60.00 780.00

Lease	Town/ Range	Sec.	Legal Description	Acres	Min.%	Net Acres
Oil and Gas Lease dated effective October 11, 2011 between The Evensen Farms, Inc., as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 241 of the Clerk and Recorder’s Office of Teton County, Montana
	25N/3W 24N/3W	34 8 9 10	SE1/4 SE1/4NE1/4, NE1/4SE1/4 NW1/4NE1/4, S1/2NE1/4, NE1/4NW1/4,S1/2NW1/4, S1/2 S1/2N1/2, SW1/4, SW1/4SE1/4	160.00 80.00 560.00 360.00 1160.00	100% 100% 100% 100%	160.00 80.00 560.00 360.00 1160.00
Oil and Gas Lease dated effective October 13, 2011 between Gregory P. Alzheimer and Lori A. Alzheimer, as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 243 of the Clerk and Recorder’s Office of Teton County, Montana
	25N/3W 25N/2W	1 12 6 7 8 18	SE1/4 All (less 5.44 acres in the SE1/4SW1/4) Lots 6, 7, E1/2SW1/4, SE1/4 Lots 1, 2, 3, 4, S1/2NE1/4, E1/2W1/2, SE1/4 S1/2NW1/4, S1/2 Lot 1, NE1/4NW1/4	160.00 634.56 330.40 588.90 400.00 86.88 2200.74	100% 100% 100% 100% 100% 100%	160.00 634.56 330.40 588.90 400.00 86.88 2200.74
Oil and Gas Lease dated effective October 11, 2011 between Johnsons’ Three Jay, Inc., as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 245 of the Clerk and Recorder’s Office of Teton County, Montana
	25N/3W	10 14 15 22 23	SW1/4 SW1/4 N1/2,SE1/4 E1/2E1/2 W1/2	160.00 160.00 480.00 160.00 320.00 1280.00	100% 100% 100% 100% 100%	160.00 160.00 480.00 160.00 320.00 1280.00
Oil and Gas Lease dated effective October 17, 2011 between Cecil R. Carney Jr. and Cathy A. Carney, as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 247 of the Clerk and Recorder’s Office of Teton County, Montana
	24N/3W	22 23 24	NE1/4NE1/4 NE1/4, N1/2NW1/4, E1/2SW1/4 E1/2NW1/4	40.00 360.00 80.00 480.00	100% 100% 100%	40.00 360.00 80.00 480.00
Oil and Gas Lease dated effective October 17, 2011 between Delores M. Swanberg, as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 227 of the Clerk and Recorder’s Office of Teton County, Montana
	25N/3W	23 24	SE1/4,SE1/4NE1/4 SW1/4NE1/4, S1/2NW1/4, SW1/4, S1/2SE1/4	200.00 360.00 560.00	100% 100%	200.00 360.00 560.00
Oil and Gas Lease dated effective October 7, 2011 between New Rockport Colony, Inc., as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 249 of the Clerk and Recorder’s Office of Teton County, Montana
	24N/2W 24N/3W	5 6 7 30 26	SW1/4 Lots 3, 4, 5, 6, E1/2SW1/4, SE1/4 Lot 1, E1/2NW1/4, E1/2 Lots 1, 2, 3, 4, E1/2W1/2 W1/2NW1/4, SW1/4, E1/2SE1/4	160.00 378.57 433.40 287.14 320.00 1579.11	100% 100% 100% 100% 100%	160.00 378.57 433.40 287.14 320.00 1579.11
TOTAL ACRES LEASED						12,233.93

Conveyance of Leases to Hillcrest Resources Ltd.

The Leases were conveyed to Hillcrest Resources Ltd. by Bakken Oil Holdings, LLC in the following agreements:

1.	An agreement for purchase and sale dated effective November 30, 2011 between Bakken Oil Holdings, LLC, as seller, and Hillcrest Resources Ltd., as buyer; and

2.	An agreement for purchase and sale dated effective July 5, 2012 between Bakken Oil Holdings, LLC, as seller, and Hillcrest Resources Ltd., as buyer.

EXHIBIT “B”

ENCUMBRANCES ON PROPERTY

This is Exhibit “B” to the Agreement for Purchase and Sale dated August 12, 2013 between Hillcrest Resources Ltd. and West Bakken Energy Holdings Ltd.

______________________________________________________________________________

The applicable encumbrances (the “Encumbrances”) on the Property are as follows:

Lease	Encumbrances
Oil and Gas Lease dated effective November 4, 2011 between Sandra H. Strauss, as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 229 of the Clerk and Recorder’s Office of Teton County, Montana

Lessor to receive fifteen percent (15%) royalty on all oil and gas produced and saved from the premises

Pursuant to the applicable agreement for purchase and sale between Bakken Oil Holdings, LLC and Hillcrest Resources Ltd., Hillcrest Resources Ltd. purchased the Property subject to a 25% net revenue interest in the Property that was retained by Bakken Oil Holdings, LLC

Pursuant to a general security agreement dated July 18, 2013, Hillcrest Resources Ltd. charged, by way of a floating charge in favour of Ascendant Securities Inc., all of its real, immovable and leasehold property and all interests therein, to secure the obligations of Hillcrest Resources Ltd. under a trust indenture governing certain 15% senior secured debentures

Oil and Gas Lease dated effective October 5, 2011 between Raymond L. Anderson and Arlene M. Anerson, as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 231 of the Clerk and Recorder’s Office of Teton County, Montana

Lessor to receive fourteen percent (14%) royalty on all oil and gas produced and saved from the premises

Working interest covers fifty percent (50%) of 280.00 acre parcel subject to lease for a net 140.00 acres

Pursuant to the applicable agreement for purchase and sale between Bakken Oil Holdings, LLC and Hillcrest Resources Ltd., Hillcrest Resources Ltd. purchased the Property subject to a 25% net revenue interest in the Property that was retained by Bakken Oil Holdings, LLC

Pursuant to a general security agreement dated July 18, 2013, Hillcrest Resources Ltd. charged, by way of a floating charge in favour of Ascendant Securities Inc., all of its real, immovable and leasehold property and all interests therein, to secure the obligations of Hillcrest Resources Ltd. under a trust indenture governing certain 15% senior secured debentures

Lease	Encumbrances
Oil and Gas Lease dated effective September 23, 2011 between Coreys’ Inc., as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 233 of the Clerk and Recorder’s Office of Teton County, Montana

Lessor to receive one eighth (1/8th) of all oil and gas royalty on all oil and gas produced and saved from the premises

Pursuant to the applicable agreement for purchase and sale between Bakken Oil Holdings, LLC and Hillcrest Resources Ltd., Hillcrest Resources Ltd. purchased the Property subject to a 25% net revenue interest in the Property that was retained by Bakken Oil Holdings, LLC

Pursuant to a general security agreement dated July 18, 2013, Hillcrest Resources Ltd. charged, by way of a floating charge in favour of Ascendant Securities Inc., all of its real, immovable and leasehold property and all interests therein, to secure the obligations of Hillcrest Resources Ltd. under a trust indenture governing certain 15% senior secured debentures

Oil and Gas Lease dated effective September 23, 2011 between Corey Ranch Co., as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 235 of the Clerk and Recorder’s Office of Teton County, Montana

Lessor to receive one eighth (1/8th) of all oil and gas royalty on all oil and gas produced and saved from the premises

Pursuant to the applicable agreement for purchase and sale between Bakken Oil Holdings, LLC and Hillcrest Resources Ltd., Hillcrest Resources Ltd. purchased the Property subject to a 25% net revenue interest in the Property that was retained by Bakken Oil Holdings, LLC

Pursuant to a general security agreement dated July 18, 2013, Hillcrest Resources Ltd. charged, by way of a floating charge in favour of Ascendant Securities Inc., all of its real, immovable and leasehold property and all interests therein, to secure the obligations of Hillcrest Resources Ltd. under a trust indenture governing certain 15% senior secured debentures

Lease	Encumbrances
Oil and Gas Lease dated effective September 23, 2011 between Golden West Farm, Inc.., as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 237 of the Clerk and Recorder’s Office of Teton County, Montana

Lessor to receive one eighth (1/8th) of all oil and gas royalty on all oil and gas produced and saved from the premises

Pursuant to the applicable agreement for purchase and sale between Bakken Oil Holdings, LLC and Hillcrest Resources Ltd., Hillcrest Resources Ltd. purchased the Property subject to a 25% net revenue interest in the Property that was retained by Bakken Oil Holdings, LLC

Pursuant to a general security agreement dated July 18, 2013, Hillcrest Resources Ltd. charged, by way of a floating charge in favour of Ascendant Securities Inc., all of its real, immovable and leasehold property and all interests therein, to secure the obligations of Hillcrest Resources Ltd. under a trust indenture governing certain 15% senior secured debentures

Oil and Gas Lease dated effective October 12, 2011 between Marilyn J. Slezak and John R. Slezak, Trustees of the Marilyn J. Slezak Living Trust, as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 239 of the Clerk and Recorder’s Office of Teton County, Montana

Lessor to receive fourteen percent (14%) royalty on all oil and gas produced and saved from the premises
Working interest covers fifty percent (50%) of 160.00 acre parcel (25N/3W Sec. 13 SE1/4) for a net 80.00 acres, and fifty percent (50%) of 120.00 acre parcel (25N/3W Sec. 23 N1/2NE1/4, SW1/4NE1/2) for a net 60.00 acres

Pursuant to the applicable agreement for purchase and sale between Bakken Oil Holdings, LLC and Hillcrest Resources Ltd., Hillcrest Resources Ltd. purchased the Property subject to a 25% net revenue interest in the Property that was retained by Bakken Oil Holdings, LLC

Pursuant to a general security agreement dated July 18, 2013, Hillcrest Resources Ltd. charged, by way of a floating charge in favour of Ascendant Securities Inc., all of its real, immovable and leasehold property and all interests therein, to secure the obligations of Hillcrest Resources Ltd. under a trust indenture governing certain 15% senior secured debentures

Lease	Encumbrances
Oil and Gas Lease dated effective October 11, 2011 between The Evensen Farms, Inc., as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 241 of the Clerk and Recorder’s Office of Teton County, Montana

Lessor to receive fourteen percent (14%) royalty on all oil and gas produced and saved from the premises
Pursuant to the applicable agreement for purchase and sale between Bakken Oil Holdings, LLC and Hillcrest Resources Ltd., Hillcrest Resources Ltd. purchased the Property subject to a 25% net revenue interest in the Property that was retained by Bakken Oil Holdings, LLC

Pursuant to a general security agreement dated July 18, 2013, Hillcrest Resources Ltd. charged, by way of a floating charge in favour of Ascendant Securities Inc., all of its real, immovable and leasehold property and all interests therein, to secure the obligations of Hillcrest Resources Ltd. under a trust indenture governing certain 15% senior secured debentures

Oil and Gas Lease dated effective October 13, 2011 between Gregory P. Alzheimer and Lori A. Alzheimer, as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 243 of the Clerk and Recorder’s Office of Teton County, Montana

Lessor to receive fourteen percent (14%) royalty on all oil and gas produced and saved from the premises
Pursuant to the applicable agreement for purchase and sale between Bakken Oil Holdings, LLC and Hillcrest Resources Ltd., Hillcrest Resources Ltd. purchased the Property subject to a 25% net revenue interest in the Property that was retained by Bakken Oil Holdings, LLC

Pursuant to a general security agreement dated July 18, 2013, Hillcrest Resources Ltd. charged, by way of a floating charge in favour of Ascendant Securities Inc., all of its real, immovable and leasehold property and all interests therein, to secure the obligations of Hillcrest Resources Ltd. under a trust indenture governing certain 15% senior secured debentures

Oil and Gas Lease dated effective October 11, 2011 between Johnsons’ Three Jay, Inc., as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 245 of the Clerk and Recorder’s Office of Teton County, Montana

Lessor to receive fourteen percent (14%) royalty on all oil and gas produced and saved from the premises
Pursuant to the applicable agreement for purchase and sale between Bakken Oil Holdings, LLC and Hillcrest Resources Ltd., Hillcrest Resources Ltd. purchased the Property subject to a 25% net revenue interest in the Property that was retained by Bakken Oil Holdings, LLC

Pursuant to a general security agreement dated July 18, 2013, Hillcrest Resources Ltd. charged, by way of a floating charge in favour of Ascendant Securities Inc., all of its real, immovable and leasehold property and all interests therein, to secure the obligations of Hillcrest Resources Ltd. under a trust indenture governing certain 15% senior secured debentures

Oil and Gas Lease dated effective October 17, 2011 between Cecil R. Carney Jr. and Cathy A. Carney, as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 247 of the Clerk and Recorder’s Office of Teton County, Montana

Lessor to receive fourteen percent (14%) royalty on all oil and gas produced and saved from the premises
Pursuant to the applicable agreement for purchase and sale between Bakken Oil Holdings, LLC and Hillcrest Resources Ltd., Hillcrest Resources Ltd. purchased the Property subject to a 25% net revenue interest in the Property that was retained by Bakken Oil Holdings, LLC

Pursuant to a general security agreement dated July 18, 2013, Hillcrest Resources Ltd. charged, by way of a floating charge in favour of Ascendant Securities Inc., all of its real, immovable and leasehold property and all interests therein, to secure the obligations of Hillcrest Resources Ltd. under a trust indenture governing certain 15% senior secured debentures

Oil and Gas Lease dated effective October 17, 2011 between Delores M. Swanberg, as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 227 of the Clerk and Recorder’s Office of Teton County, Montana

Lessor to receive fourteen percent (14%) royalty on all oil and gas produced and saved from the premises
Pursuant to the applicable agreement for purchase and sale between Bakken Oil Holdings, LLC and Hillcrest Resources Ltd., Hillcrest Resources Ltd. purchased the Property subject to a 25% net revenue interest in the Property that was retained by Bakken Oil Holdings, LLC

Pursuant to a general security agreement dated July 18, 2013, Hillcrest Resources Ltd. charged, by way of a floating charge in favour of Ascendant Securities Inc., all of its real, immovable and leasehold property and all interests therein, to secure the obligations of Hillcrest Resources Ltd. under a trust indenture governing certain 15% senior secured debentures

Oil and Gas Lease dated effective October 7, 2011 between New Rockport Colony, Inc., as lessor, and Bakken Oil Holdings, LLC, as lessee, a memorandum of which is recorded in Book 63, Page 249 of the Clerk and Recorder’s Office of Teton County, Montana

Lessor to receive fifteen percent (15%) royalty on all oil and gas produced and saved from the premises
Pursuant to the applicable agreement for purchase and sale between Bakken Oil Holdings, LLC and Hillcrest Resources Ltd., Hillcrest Resources Ltd. purchased the Property subject to a 25% net revenue interest in the Property that was retained by Bakken Oil Holdings, LLC

Pursuant to a general security agreement dated July 18, 2013, Hillcrest Resources Ltd. charged, by way of a floating charge in favour of Ascendant Securities Inc., all of its real, immovable and leasehold property and all interests therein, to secure the obligations of Hillcrest Resources Ltd. under a trust indenture governing certain 15% senior secured debentures

EXHIBIT “C”

PURCHASE AND SALE AGREEMENT BETWEEN HILLCREST RESOURCES LTD. AND WEST BAKKEN ENERGY HOLDINGS CORP.